Exhibit 99.1

Third Quarter 2012 Earnings Conference Call Presentation

November 9, 2012

Legal Disclaimer

ABOUT FORWARD-LOOKING STATEMENTS:

This presentation may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, without limitation forecasts of growth, revenues, adjusted EBITDA and pipeline expansion, and other matters that involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, performance or achievements to differ materially from results expressed or implied herein. Such risk factors include, among others: difficulties encountered in acquiring and integrating businesses, including Badlands Power Fuels, LLC (“Power Fuels”); whether certain markets grow as anticipated; and the competitive and regulatory environment. Additional risks and uncertainties are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as well as the Company’s other reports filed with the United States Securities and Exchange Commission and are available at http://www.sec.gov/ as well as the Company’s website at http://heckmanncorp.com/. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

With respect to the proposed merger with Power Fuels, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Heckmann and Power Fuels to consummate the transaction on the terms set forth in the merger agreement, or not at all; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Heckmann or Power Fuels; failure to receive the approval of the stockholders of Heckmann for the issuance of stock for the transaction; and difficulties in connection with the process of integrating Heckmann and Power Fuels, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel. These risks, as well as other risks associated with the merger, are more fully discussed in the definitive proxy statement that Heckmann filed with the SEC in connection with the proposed transaction October 9, 2012.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Neither Heckmann, Power Fuels nor the combined company are responsible for updating the information contained in this document beyond the publication date.

ABOUT NON-GAAP FINANCIAL MEASURES:

This presentation contains non-GAAP financial measures as defined by the rules and regulations of the SEC. A non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of Heckmann; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. For a reconciliation of these non-GAAP financial measures to their comparable GAAP financial measures please see the Appendix to this presentation.

These non-GAAP financial measures are provided because our management uses these financial measures in maintaining and evaluating our ongoing financial results and trends. Management uses this non-GAAP information as an indicator of business performance, and evaluates overall management with respect to such indicators. Management believes that excluding items such as acquisition expenses, amortization of intangible assets and stock-based compensation, among other items that are inconsistent in amount and frequency (as with acquisition and earn-out expenses), or determined pursuant to complex formulas that incorporate factors, such as market volatility, that are beyond our control (as with stock-based compensation), for purposes of calculating these non-GAAP financial measures facilitates a more meaningful evaluation of our current operating performance and comparisons to the past and future operating performance. We believe that providing non-GAAP financial measures such as EBITDA, and Adjusted EBITDA, in addition to related GAAP financial measures, provides investors with greater transparency to the information used by our management in its financial and operational decision-making. EBITDA represents net income (loss) before interest expense, net, income tax (benefit) provision, depreciation and amortization. Adjusted EBITDA represents EBITDA as further adjusted for items that management does not consider reflective of our core operating performance. EBITDA and Adjusted EBITDA are supplemental measures of our performance and our ability to service debt that are not required by, or presented in accordance with, GAAP. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with GAAP, or as alternatives to cash flow from operating activities as measures of our liquidity. In addition, our measurements of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies, limiting their usefulness as a comparative measure.

2

Q3:2012 Conference Call Agenda

Opening Remarks	Dick Heckmann, Chairman
Financial Review	Jay Parkinson, CFO
Operational Update	Chuck Gordon, Fluids Management Division
James Devlin, Recycling Division
Mark Johnsrud, CEO
Q&A

Introduction

Combined Company Has a National Footprint

Company Will Be a Top-Tier National Environmental Delivery, Distribution and Treatment System Providing On-site, Value-added Customer Solutions

One of the country’s leading providers of full-cycle service for restricted products: pick-up, transport, treatment and delivery to final destination

Combined

Company operates in every major unconventional oil & natural gas shale basin

Over 70% of shale revenues levered to oil / liquids

Liquids-Rich Area

Gas-Rich Area

Industrial End-Market Operating Area

Bakken

Marcellus / Utica

Mississippian Lime

Barnett Haynesville

Tuscaloosa Marine

Permian

Eagle Ford / Eaglebine

5

Recurring Business Model

Our Customers Across the U.S. Rely on Us on a Daily Basis to Responsibly Manage the Transportation, Handling, Disposal and Recycling of Their Environmentally Sensitive Materials

Our Customers Across the U.S. Rely on Us on a Daily Basis to Responsibly Manage the Transportation, Handling, Disposal and Recycling of Their Environmentally Sensitive Materials

Transport Treat / Recycle Dispose

Q3:2012 Financial Review

Q3:2012 Financial Highlights – Legacy HEK

Revenues of $93.1 million, up 95% year-over-year, a 2.5% sequential increase from Q2:2012

Adjusted EBITDA of $17.3 million, up 57% year-over-year

Adjustments include stock-based compensation, transaction costs and non-cash loss on disposal of assets

No operating adjustments, such as start-up or training costs

Capital expenditures of $7.0 million, or $1.9 million of net cash capital expenditures (net of cash proceeds from asset sales)

Reflects lower expected capex going forward

Legacy HEK business has reached inflection point where asset network has been built-out

Cash balance increased by $6.5 million during Q3

MMs USD Q2:12 Q3:12

Revenue $90.8 $ 93.1

Sequential Growth

Gross profit $ 15.1 $16.4

Margin 16.6% 17.6%

EBITDA $12.1 $13.3

Margin 13.3% 14.2%

Plus Stock Based Comp $0.8 $0.9

Plus Transaction Costs 1.9 1.4

Plus Write-off of Deferred Financing Costs 2.5 –

Plus Start-up & Training Costs 2.0 –

Plus Loss on Disposal of Asset – 1.7

Adjusted EBITDA $19.3 $17.3

Margin 21.3% 18.6%

Purchase of PP&E $ (9.4) $(7.0)

Sale of PP&E – 5.1

Net Cash Capital Expenditures $(9.4) $ (2.0)

Cash & Equivalents $5.1 $11.7

Total Debt & Capital Lease Obligations 270.2 269.5

Current Assets, ex Cash $93.8 $95.5

Accounts Payable & Accrued Expenses 48.6 45.7

Net Operating Working Capital $45.2 $49.8

Q3:2012 Financial Highlights – Legacy Power Fuels

Revenue of $96.5 million

EBITDA of $36.1 million

No adjustments to EBITDA

Capex of $15.4 million, or $5.4 million of net cash capital expenditures (net of cash proceeds from asset sales)

Reflects lower expected capex going forward

Similar to legacy HEK, the business has reached inflection point where asset network has been built-out

EBITDA margin of 37.4%

Combined companies pro forma third quarter revenues of $189.6 million, Adjusted EBITDA of $53.4 million, and net cash capital expenditures of $7.3 million

Power Fuels Transaction Update

- **Heckmann shareholders have approved the issuance of common shares in connection with the Power Fuels merger**
- **Merger supported by more than 95% of Heckmann shareholders voting**
  - Transaction expected to close shortly
- **To fund the cash portion of the transaction, Heckmann is in the process of closing an amended $325 million credit facility (upsized from original $300 million)**
  - The Company will draw approximately $146.5 million, leaving $178.5 million of pro forma liquidity as of 9/30/12
  - On November 5th, Heckmann closed a $150 million add-on to existing senior notes to fund the balance of the cash consideration
- **Power Fuels merger results in a significantly de-levered balance sheet with increased liquidity**

Sources of Funds		
Equity Issued to Owner(1)	$	255.6
Notes Add-on		150.0
Borrowings Under Amended Credit Facility		146.5
Cash on Hand		2.0
Total Sources	**$**	**554.1**

Uses of Funds		
Equity Issued to Owner(1)	$	255.6
Refinance Power Fuels Debt		150.0
Cash Consideration to Owner		125.0
Estimated Fees and Expenses		23.5
Total Uses	**$**	**554.1**

(1) Equity value based on $2.69 per share Heckmann stock price on last trading day before Power Fuels merger announced.

10

HECKMANN CORPORATION

Operational Update

Fluids Management Division Operating Review

Eagle Ford Shale

Utica Shale

Mississippian Lime

Key growth area for Company – assets have increased throughout the year, from both capital investments as well as repositioning

Growth in assets in the area include driver headcount up 26% in Q3 and 5 disposal wells and 2 additional permits, compared with 3 disposal wells at the beginning of the year

Company operates 2 liquids/solids recycling facilities in the basin

Focus going forward is on continued growth as we see strong activity in the area, as well as realization of operational efficiencies

Activity in the area is rapidly growing – operators continue to report strong well results and increased capital expenditure programs

Acquired first disposal well in area, which will be put into service in Q4, also entered into a contract for a second well, which will be additive to Q4 revenue

Currently expanding trucking operations in the area to lever Power Fuels relationships with its own customers in the Bakken

Commenced operations in Q3 with establishment of three yards and added significant assets in the area to complement customer growth

Area has substantial water production from producing wells, in addition to flow back water, so will be an important growth area for the Company

Opportunity to gain transaction synergy by expanding Power Fuels rental model to the area to drive margins and return on capital

Fluids Management Division Operating Review, cont.

Natural Gas

- Q1 – Q2 saw prices average below $2.50 per mfc – this impacted not only quarterly activity, but also customer spending decisions for the second half of the year
- Price recovery – Q3 saw an average of just below $3.00 and it has improved significantly since the quarter end
- Beginning to see operators react as a result, particularly in the Marcellus Shale area



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
NYMEX Natural Gas
Natural Gas Quarterly Averages

Source: Bloomberg.

Haynesville Shale

- Business remains stable – approximately 90% of revenues in area are from produced water, which is a function of marginal cost economics on oil and gas wells already drilled
- Company has established strong market position and created a stable and recurring revenue base from produced water
- Pipeline system continues to demonstrate strong performance – revenues and volumes sequentially stable

Marcellus Shale

- Revenues increased sequentially as the Company has established a strong market position and is beginning to lever its network
- Substantial investments were made during Q3 to meet expanding operations of a large customer that is expanding its drilling program
- Company is beginning to see impact of improving natural gas fundamentals

HECKMANN CORPORATION

13

Appalachian Water Services (“AWS”) Investment

Company acquired a 51% interest in AWS in exchange for approximately 3.3 million shares of HEK common stock

AWS is a water treatment facility in the Marcellus Shale area

Focused on treatment & recycling of flow back water

Treated water re-used for hydraulic fracturing operations

Customers are increasingly focused on treating flow back water for re-use rather than transport to Ohio, which is seeing its own water activity increase due to Utica activity

Transaction occurred as a result of one of our major current water customers

Total capacity of 12,000 bpd, currently running around 3,000 bpd

Near-term growth potential

AWS investment is consistent with our strategy and capex profile going forward

Focus on leveraging our established transportation network, which is now built-out in every major shale, by adding on high-margin environmental services assets

Recycling Division Operating Review

Segment continues to demonstrate strong and stable financial performance

Segment is exceeding original Company expectations from when transaction was completed in April of 2012

Q3 financial performance improved relative to Q3:2011

Improved pricing for reprocessed fuel oil (“RFO”)

Generator volume increased

Total oil volume down slightly due to rail disruption associated with Hurricane Isaac and less oil purchased from third party collectors

Finalized new contract with large oil re-refinery which will result in an estimated incremental $5 million in EBITDA

Function of improved pricing structure

Operations in California, a new geographic market, were significantly expanded during Q3

Area seen as a near-term growth opportunity as investments year to date are levered

Power Fuels Operating Review – Bakken Area Update

Bakken is Premier Oil Basin Poised for Long-Term Growth

- Field estimated to be over 15,000 sq miles – aerial extent of the field continues to increase, as drilling activity in Montana Bakken has increased significantly year-to-date
- Technology resulting in better well performance, more drilling locations due to downspacing and more potential producing horizons beyond Bakken shale layer
- Leading operator has stated that $60 oil produces an IRR in excess of 20%
- Realized oil pricing discount to WTI has been significantly reduced this year, resulting in improved economics for Bakken operators

Significant Bakken Area Activity Growth

- Oil production from the Bakken Shale area has increased significantly
- Current number of producing wells estimated around 5,000
- Company believes that approximately 2,500 new wells will be drilled in 2013 alone
- Each new well drilled creates a multi-year annuity revenue opportunity


25,000
20,000
15,000
10,000
5,000
0
January-05
January-07
January-09
January-11
Monthly ND Bakken Oil Production (000s barrels)

Source: North Dakota Industrial Commission Department of Mineral Resources as of 10/22/2012.

Increasing Drilling Efficiency

- Looking simply at the rig count in the area is not a good proxy for industry activity
- Drilling and completion efficiencies are having significant positive impact on customer operations
- Drilling days being reduced from 30 to 20 days – flat rig count implies 20-40% increase in overall activity
- "Whiting Cuts Rigs; Expects More Production," *Oil Patch Hotline,* Nov 1, 2012

HECKMANN CORPORATION

16

Power Fuels Operating Review – Q3 Update & Outlook

Activity was extraordinarily strong in the first half of 2012, with activity normalizing slightly in the second half of the year

Some operators spent in excess of 50% of their budgets annual in 1H:2012

Many were not inclined to expand budgets due to concerns about the “fiscal cliff,” U.S. political uncertainty, and prospect of European economic issues spreading globally

Company sees activity getting pushed to 2013 with re-set of capital budgets and clarity on macro-economic and political issues

Current oil prices are generating extremely strong economic returns, and narrowing of Bakken area pricing differential this year has only improved economics for customers

In the Company’s publicly filed proxy statement, financial projections for 2H:2012 included $180 million in revenue and $58 million in EBITDA, implying a 32% EBITDA margin

Q3:2012 results were $96.5 million of revenues and $36.1 million of EBITDA, implying a 37% EBITDA margin

Q4 results will include normal seasonal impact due to the holidays

Normalized margin profile for the business is currently expected to be in the mid 30% range

Heckmann & Power Fuels Integration Strategy

Focus will be on maintaining existing regional offices and maximizing the application of best practices

Companies had no operating overlap, which is expected to ensure smooth integration activity

Not expecting cost synergies from transaction

Plan is to establish a common accounting platform for combined company to allow for expansion of HEKnetTM technology to Power Fuels

Proprietary technology designed to provide operational efficiencies

Paperless collection and submission of safety & compliance records, as well as electronic invoicing

For one HEK customer, system reduced paper invoices from annual run-rate of 18,000 down to 48

Best practices opportunities:

Expand Power Fuels rental business to legacy Heckmann operations

Review expansion of Power Fuels trailer configuration to legacy Heckmann to improve margins and efficiency

HS&E conformity, purchasing, fleet management, regulatory compliance, benefits and insurance

Appendix

Adjusted EBITDA Reconciliation (Unaudited)

($Millions)

Three months

Nte income (loss) from continuing operations

Income tax (benefit) expense

Add: interest expense

Depreciation

Amortization

EDITDA

Stock based compensation

Transaction costs and other

Earn-out adjustments

Start-up & training costs

Write off of deferred financing costs

Loss on disposal of fixed assets

Adjusted EBITDA from continuing operations

September 2011 June 2012 September 2012

$2.6

11

1.4

6.7

0.9

12.7

0.4

0.5

(2.6)

-

-

-

$11.0

$10.7 (20.3) 6.8 10.0 4.9 12.1 0.8 1.9 – 2.0 2.5—$19.3 $(9.3) 0.6 7.0

9.7 5.3 13.3 0.9 1.4—— 1.7 $17.3